Exhibit 99.2

Investor Contact: Steve Somers, CFA 703-387-5876 ssomers@rosettastone.com Fourth Quarter 2012 Results February 28, 2013

Certain information contained in this presentation and certain comments today constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including demand for our language learning solutions; the advantages of our products, services, technology, brand and business model as compared to others; our strategic focus; our ability to maintain effective internal controls or to remediate material weaknesses; our cash needs and expectations regarding cash flow from operations; our product development plans; the appeal and efficacy of our products and services; our expectations regarding capturing lifetime value and a broader range of market segments through such offerings; our plans regarding expansion of our marketing initiatives and sales force; our international operations and growth plans; our plans regarding our kiosks and retail relationships; our plans regarding our Institutional business; the impact of any revisions to our pricing strategy; our ability to manage and grow our business and execute our business strategy; our financial performance; our actions to realign our cost structure and revitalizing our go-to-market strategy; our plans to transition our distribution to more online in the consumer space; adverse trends in general economic conditions and the other factors including the “Risk Factors” more fully described in the Company's filings with the U.S. Securities and Exchange Commission (SEC), including the Company’s annual report on Form 10-K for the year period ended December 31, 2011, which is on file with the SEC. We encourage you to review those factors before making any investment decision. You should not place undue reliance on forward-looking statements because they involve factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Today’s presentation and discussion also contains references to non-GAAP financial measures. The full definition and reconciliation of those measures is available in our Form 8-K filed with the SEC on February 28, 2013. Management uses these non-GAAP measures to compare the Company's performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budgeting and planning purposes. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our definitions of non-GAAP measures may not be comparable to the definitions used by other companies, and we encourage you to review and understand all our financial reporting before making any investment decision. Safe Harbor 2 Rosetta Stone Inc. ©2013

Steve Swad President & Chief Executive Officer 2012 Review and 2013 Focus Rosetta Stone Inc. ©2013

2012 Review 4 Normalized for the cancellation of the company’s Long Term Incentive Plan in FY 2011. Reported operating expense decrease was $17.4 MM. Rosetta Stone Inc. © 2013 2012 Review Exceed Key Financial Objectives Increased Online Offerings and Expanded Distribution Improved Trajectory Towards Achieving 2015 Goals Total bookings up 4% Y/Y, led by 14% growth in NA Consumer Total revenue up 2% Y/Y; added $11.5MM of new deferred revenue on balance sheet and eliminated low-margin revenues Adjusted EBITDA increased to $13.8MM and margin rose to 5% Increased Online Learners to over 68k, up 157% and introduced digital downloadable product New distribution relationships with Facebook and Groupon, reaching a younger demographic Institutional bookings growth improved in each quarter resulting in 4% full year growth Expanded Adjusted EBITDA Y/Y in each quarter Operating expenses decreased by $12.5MM (1); eliminated empty calorie marketing spend and increased financial discipline 1. Normalized for the cancellation of the company’s Long Term Incentive Plan in FY 2011. Reported operating expense decrease was $17.4 MM. Rosetta Stone Inc. © 2013 4

2013 Focus 5 Rosetta Stone Inc. © 2013 2013 Focus Innovation and Invest in Products Further Accelerate Institutional Continue to Grow NA Consumer Stabilize ROW Consumer Fuel Growth through Acquisition Develop a Kids business, improve K-12 offering and upgrade platform to be more modular, flexible and mobile New products and improved customer support systems will broaden account base, improve renewals and accelerate growth New products, improved website and shift more sales to online and digital New local team to stabilize Japan; expand distribution in existing geographies and cost-effectively enter new markets Utilize $148MM cash balance to fuel strategy, efficiently leverage Rosetta Stone brand and broaden reach Rosetta Stone Inc. © 2013 5

Tom Pierno Chief Financial Officer Financial Review 4Q 2012 and FY 2012 6 Rosetta Stone Inc. ©2013

Bookings and Revenue 7 4Q Company Bookings (1) 4Q Company Revenue Down 1% Y/Y Down 2% Y/Y Bookings represent executed sales contracts received by the company that are either recorded immediately as revenue or as deferred revenue. $ millions Rosetta Stone Inc. © 2013

Adjusted EBITDA Increased and Margin Improved Adjusted EBITDA is GAAP net income or loss plus interest income and expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expenses. Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring costs and transaction and other costs associated with mergers and acquisitions. 8 4Q Adjusted EBITDA and Margin Adjusted EBITDA Up 29% Y/Y Margin up 280 bps Y/Y 9% 12% Adjusted EBITDA Margin $ millions Rosetta Stone Inc. ©2013

9 Bookings for Segments $ millions North America Consumer Up 5% Y/Y Up 6% Y/Y Rest of World Consumer Institutional Down 30% Y/Y Rosetta Stone Inc. © 2013

Product Units and Paid Online Learners 10 Product Units and ARPU(1) Paid Online Learners and ARPU(1) Includes over 4k of digital download product that was launched in mid-December Rosetta Stone Inc. © 2013 ARPU is defined as average revenue per unit. Units and Paid Online Learners in 000s

Adjusted EBITDA and Free Cash Flow Improved Y/Y Adjusted EBITDA is GAAP net income or loss plus interest income and expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expenses. Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring costs and transaction and other costs associated with mergers and acquisitions. Free cash flow is cash flow from operations less cash used in purchases of property and equipment. 11 Adjusted EBITDA and Free Cash Flow Adjusted EBITDA Up 29% Y/Y Free Cash Flow Up 311% Y/Y $ millions Rosetta Stone Inc. © 2013

12 Deferred Revenue and Cash Balance Grew Y/Y $ millions 4Q Deferred Revenue Ending Cash Up 22% Y/Y Up 27% Y/Y Rosetta Stone Inc. © 2013

Summary Balance Sheet 12/31/2011 12/31/2012 Cash, cash equivalents and short term investments $116.3 $148.3 Accounts receivables, net 52.0 49.9 Inventory 6.7 6.6 Total Assets 277.2 275.9 Deferred revenue 51.9 63.4 Debt 0.0 0.0 Total liabilities 106.0 131.3 Equity 171.2 144.6 Total liabilities and stockholders’ equity $277.2 $275.9 13 $ millions Balance Sheet Remains Strong Rosetta Stone Inc. © 2013

FY Bookings and Revenue 14 FY Company Bookings (1) FY Company Revenue Up 4% Y/Y Up 2% Y/Y Bookings represent executed sales contracts received by the company that are either recorded immediately as revenue or as deferred revenue. $ millions Rosetta Stone Inc. © 2013

FY Adjusted EBITDA Increased and Margin Improved Adjusted EBITDA is GAAP net income or loss plus interest income and expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expenses. Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring costs and transaction and other costs associated with mergers and acquisitions. 15 FY Adjusted EBITDA and Margin Adjusted EBITDA Up 327% Y/Y Margin up 730 bps Y/Y (2%) 5% Adjusted EBITDA Margin $ millions

Financial Outlook – 2013 Adjusted EBITDA is GAAP net income/(loss) plus interest income and expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expenses. Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring costs and transaction and other costs associated with mergers and acquisitions. Adjusted net income/(loss) and adjusted net income/(loss) per share exclude the impact of items related to the litigation with Google, Inc., restructuring costs and transaction and other costs associated with mergers and acquisitions. For adjusted net income/(loss) purposes, we use a 39% effective tax rate which represents the projected, long term effective tax rate. Our adjusted tax rate assumes full use of loss and credit carryforwards without reduction for valuation allowances. 16 Revenue (MM) $280 to $290 Adjusted EBITDA (MM) $16 to $18 Adjusted net income/(loss) (MM) ($1) to $1 Adjusted net income/(loss) per share ($0.02) to $0.04 Shares outstanding (MM) ~ 21.5 Capital expenditures (MM) $5 to $8 2013 Guidance Rosetta Stone Inc. ©2013

17 On Path to Achieve 2015 Margin Targets Gross Profit G&A Adjusted EBITDA R&D S&M 82% 23% (2%) 9% 60% 82-85% 15-18% 10-13% 9-11% 45-50% 2011 2015 82% 20% 5% 9% 55% 2012 LTP Actual Actual % of Revenue Rosetta Stone Inc. © 2013 Adjusted EBITDA is GAAP net income or loss plus interest income and expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expenses. Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring costs and transaction and other costs associated with mergers and acquisitions. Rosetta Stone Inc. ©2013